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                                       FORM 8-K

                                    CURRENT REPORT



                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): _NOVEMBER 15, 1996
                                                 -------------------


                              RIMAGE CORPORATION
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                (Exact name of registrant as specified in its charter)



     MINNESOTA                     0-20728                 41-1577970
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(State or other jurisdiction    (Commission           (I.R.S.  Employer
 of incorporation                File Number)          Identification No.)


      7725 WASHINGTON AVENUE SOUTH, EDINA, MINNESOTA              55439
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:       (612) 944-8144
                                                      -----------------------


                                NOT APPLICABLE
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            (Former name or former address, if changed since last report.)



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                                        Index
                                          to
                                    Current Report
                                     on Form 8-K



Item Number                                                        Page
                                                                   ----

Item 5.  Other Events                                                3

Item 7.  Financial Statements and Exhibits.                          3

Signatures.                                                          4



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Item 5.  Other Events

         (a) Effective November 15, 1996, Bernie P. Aldrich has been named President, Chief Executive Officer, and a Director of the Company.

              David J. Suden, formerly President has been named to the newly created position of Chief Technology Officer.

              Ronald R. Fletcher resigned his temporary post of acting Chief Executive Officer and will remain as Chairman.



Item 7.  Financial Statements and Exhibits.

         (a) and (b).   None


         (c)  Exhibits.

         Exhibit 99.1 - Press release relating to management changes dated
                        November 21, 1996.



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                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   December 4, 1996.             RIMAGE CORPORATION




                                       By:/s/ Bernie P. Aldrich
                                          --------------------------
                                               Bernie P. Aldrich,
                                              President and C.E.O.



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